SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 27, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE

      ITEM 5.  OTHER EVENTS

      WebMD Corporation will hold its 2003 Annual Meeting of Stockholders on September 12, 2003. Proposals that WebMD’s stockholders intend to present at the 2003 Annual Meeting must be received by WebMD no later than the close of business on July 7, 2003, in order that they may be considered for possible inclusion in WebMD’s proxy statement and form of proxy for that meeting. In addition, WebMD’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in WebMD’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before WebMD’s 2003 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of WebMD’s Bylaws, to the Secretary of WebMD not later than the close of business on July 7, 2003. All notices of proposals by stockholders should be sent to: Secretary, WebMD Corporation, 669 River Drive, Center 2, Elmwood Park, New Jersey 07407-1361.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: June 27, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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